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                                    EXHIBIT A
                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned persons hereby agrees and consents to the filing of a single Schedule 13D/A with the Securities and Exchange Commission on behalf of Ming Management, Ltd., Chan Capital, Ltd., Almond Resources, Ltd., and Chivas Holdings, Ltd. in connection with their beneficial ownership of securities of Syndicated Food Service International, Inc.


                                      MING MANAGEMENT, LTD.


Dated:  October 16, 2003              By: /s/ Whitten Corporate Services, Inc.
                                                      (Director)

                                              By: /s/ Paul Bushell
                                              ----------------------------------
                                              Paul Bushell, Director


                                              CHAN CAPITAL, LTD.

Dated:  October 16, 2003                            By: /s/ Adrian Corr
                                              ----------------------------------
                                              Adrian Corr, M&S Directors, Ltd.,
                                                           (Director)



                                              ALMOND RESOURCES, LTD.


Dated:  October 16, 2003                            By: /s/ Iain Brown
                                              ----------------------------------
                                              Iain Brown, President


                                              CHIVAS HOLDINGS, LTD.


Dated:  October 16, 2003                            By: /s/ D. Lewis Johnson
                                              ----------------------------------
                                              D. Lewis Johnson, Secretary


                                              FIDRA HOLDINGS, LTD.


Dated:  October 16, 2003                            By: /s/ Iain Brown
                                              ----------------------------------
                                              Iain Brown, Managing Member


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                                              IAIN BROWN


Dated:  October 16, 2003                            By: /s/ Iain Brown
                                              ----------------------------------
                                                      Iain Brown


                                              IAIN H.T. BROWN


Dated:  October 16, 2003                            By: /s/ Iain H.T. Brown
                                              ----------------------------------
                                              Iain H.T. Brown